EXHIBIT 99.1

Slide 1

[Exelon logo]

Exelon Corporation Investor Update

John Rowe, Chairman and CEO
Bob Shapard, Executive VP and CFO

New York City
February 11, 2003


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Slide 2

[Exelon logo]

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Exelon's 2001 Annual Report, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No.
333-85496, those discussed in "Risk Factors" in PECO Energy Company's Registration Statement on Form S-3, Reg. No. 333-99361, and those discussed in "Risk Factors" in Commonwealth Edison Company's Registration Statement on Form S-3, Reg. No. 333-99363. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.



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Slide 3

[Exelon logo]

One Company, One Vision

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States. To succeed, we must....
-LIVE UP TO OUR COMMITMENTS
-PERFORM AT WORLD-CLASS LEVELS
-INVEST IN OUR CONSOLIDATING INDUSTRY



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Slide 4

[Exelon logo]

Live Up To Our Commitments
o    To Our Customers
o    To Our Employees
o    To Our Investors


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Slide 5

[Exelon logo]

Perform At World-Class Levels
o Pursue greater productivity, quality and innovation
o Understand the relationships among our businesses and optimize the whole
o Promote and implement policies that build effective markets
o Adapt rapidly to changing markets, politics, economics and technology
o Maximize the earnings and cash flow from our assets and businesses



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Slide 6

[Exelon logo]

Invest in our consolidating industry
o Develop strategies based on experience
o Implement systems and best practices
o Prioritize acquisition opportunities
o Return earnings to shareholders absent investment opportunities



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Slide 7

[Exelon logo]

Opportunities and Challenges for 2003

o Enterprises (rationalize investment)
o Illinois regulatory environment (Liberty Audit, POLR, new state leadership)
o Exelon New England plants (operate, integrate and optimize)
o Sithe Energies investment (buy, sell, restructure)
o AmerGen investment (buy, sell, maintain)
o The Exelon Way



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Slide 8

[Exelon logo]

2003 EPS Guidance:  $4.80-$5.00

[This slide is a waterfall chart entitled "Expected EPS Drivers" that starts with "2002 Actual" EPS of $4.44, adds a net EPS gain of $0.39 from "AT&T
Wireless Sale/SFAS 142/Severance", and illustrates that Exelon expects the following drivers to add or subtract from EPS, as indicated, to reach $4.94-$4.99:

$4.44 (2002 Actual) + $0.39 (AT&T Wireless Sale/SFAS 142/Severance) - $0.08 (Weather) + $0.25 (Midwest Gen) + $0.11 (Fewer Nuclear Outages) - $0.07 (FAS
143) - $0.20 (Sithe) - $0.24 (Pension/Other Post-Retirement Benefit Costs) + $0.16 (Enterprises Breakeven) + $0.13 (Interest Savings) + $0.05-$0.10 (Delivery Sales Growth) = $4.94-$4.99.

On the right side of the chart, the chart identifies additional "Risks and Opportunities" that Exelon expects may affect EPS as follows:]

Cost Management Initiative Carryover +
Higher Market Prices +
Regulatory Settlement -
The Exelon Way +